                                                                       Exhibit A


                             JOINT FILING AGREEMENT

                 The undersigned hereby agree to the joint filing of the
Schedule 13D to which this Agreement is attached and to the joint filing of all amendments thereto.

                 This Agreement may be executed in one or more counterparts, each of which shall be considered an original counterpart, and shall become a binding agreement when each of the parties designated as signatories shall have executed one counterpart.

Dated:  December 28, 1994


                  *                        The Diggs Family Foundation
         -------------------------
         Nancy B. Diggs

                                           By:               *
                                                 -------------------------
                                                 Matthew O. Diggs, Jr.
         EJJM                                    Director


  By:             *                                          *
         -------------------------               -------------------------
         Matthew O. Diggs, Jr.                   Matthew O. Diggs, Jr.


 *By:    /s/ Matthew O. Diggs, Jr.
         -------------------------
         Matthew O. Diggs, Jr.
         Attorney-in-Fact


                     **
         -------------------------               Onex Corporation
         Gerald W. Schwartz

                                           By:               **
                                                 -------------------------
                                                 Ewout R. Heersink
         Onex Capital Corporation                Vice-President


  By:            **                              Oncap Holding Corporation
         ------------------------
         Ewout R. Heersink
         Vice-President
                                           By:               **
                                                 -------------------------
                                                 Ewout R. Heersink
                                                 Vice-President

         OMI Quebec Inc.                         Onex DHC LLC


  By:              **                      By:               **
         -------------------------               -------------------------
         Ewout R. Heersink                       Donald F. West
         Vice-President                          Representative


**By:    /s/ Ewout R. Heersink
         -------------------------
         Ewout R. Heersink
         Attorney-in-Fact



                    ***                                      ***
         -------------------------               -------------------------
         Charles R. McCollom                     Graham E. Tillotson


         /s/ W. Joseph Manifold                  John A. Tilmann Trust
         -------------------------               dated July 23, 1993
         W. Joseph Manifold

                                           By:               ***
                                                 -------------------------
         Anita J. Moffatt Trust                  John A. Tilmann
         u/a dated July 23, 1993                 Trustee

 By:                ***
         -------------------------                           ***
         Anita J. Moffatt                        -------------------------
         Trustee                                 John A. Tilmann


                    ***                                      ***
         -------------------------               -------------------------
         Anita J. Moffatt                        Ronald A. Anderson


                    ***                                      ***
         -------------------------               -------------------------
         Remo Panella                            Kevin E. McCrone

                    ***                                      ***
         -------------------------               -------------------------
         Teddy F. Reed                           Michael P. McCrone


                    ***                 ***By:   /s/ W. Joseph Manifold
         -------------------------               -------------------------
         Robert L. Schafer                       W. Joseph Manifold
                                                 Attorney-in-Fact

         /s/ Timothy C. Collins
         -------------------------
         Timothy C. Collins


         Pacific Mutual Life
         Insurance Company

By:      /s/ Elaine M. Havens
         -------------------------
         Elaine M. Havens
         Vice President



         PM Group Life
         Insurance Company

By:      /s/ Audrey L. Milfs
         -------------------------
         Audrey L. Milfs
         Director



         Pacific Mutual
         Charitable Foundation

By:      /s/ Elaine M. Havens
         -------------------------
         Elaine M. Havens
         Director



                                      3